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                                                                    Exhibit 10.7

September 1, 1997

Mr. Richard Werber
Rexall Sundown, Inc.
851 Broken Sound Parkway, NW
Boca Raton, Florida 33487

Dear Rick:

Reference is hereby made to the Employment Agreement ("Agreement") dated April 1, 1995 between Rexall Sundown, Inc. (the "Company") and you, as amended. All capitalized terms used herein which are not defined shall have the meaning ascribed to them in the Agreement. Effective as of September 1, 1997, the Company and you have agreed to make the following amendments to the Agreement:

         1. Article III, Section 3.1 of the Agreement is hereby amended by deleting Article III, Section 3.1 in its entirety and inserting the following provision in lieu thereof:

                               "III. COMPENSATION

         3.1 SALARY. IN PAYMENT FOR THE OBLIGATIONS TO BE PERFORMED BY THE EMPLOYEE DURING THE TERM, THE COMPANY SHALL PAY TO THE EMPLOYEE (SUBJECT TO ANY APPLICABLE PAYROLL AND/OR TAXES REQUIRED TO BE WITHHELD) ANNUAL COMPENSATION ("ANNUAL COMPENSATION") EQUAL TO (I) A SALARY OF TWO HUNDRED FIFTY THOUSAND DOLLARS ($250,000) IN CASH FOR THE YEAR COMMENCING SEPTEMBER 1, 1997 AND (II) FOR EACH SUCCEEDING YEAR DURING THE TERM, A SALARY EQUAL TO THAT OF THE PREVIOUS YEAR INCREASED BY THE GREATER OF (A) 5%, (B) THE INCREASE IN THE COST OF LIVING BASED UPON THE REVISED CONSUMER PRICE INDEX (1982-84=100) PUBLISHED BY THE BUREAU OF LABOR FOR BOCA RATON, FLORIDA UTILIZING SEPTEMBER 1997 AS THE BASE MONTH, OR (C) SUCH INCREASE AS THE COMPANY'S BOARD OF DIRECTORS MAY DETERMINE."

         2. Article III, Section 3.3 of the Agreement is hereby amended by deleting Article III, Section 3.1 in its entirety and inserting the following provision in lieu thereof:

         "3.3 INCENTIVE COMPENSATION. THE COMPANY SHALL PAY THE EMPLOYEE AN INCENTIVE COMPENSATION BONUS IN AN AMOUNT UP TO SIXTY-TWO AND ONE-HALF PERCENT (62-1/2%) OF EMPLOYEE'S ANNUAL COMPENSATION FOR EACH OF THE COMPANY'S FISCAL YEARS DURING THE TERM HEREOF BASED UPON SUCH CRITERIA AS ARE MUTUALLY DETERMINED BY THE COMPANY AND THE EMPLOYEE."

If the foregoing is in accordance with our understanding, please execute the enclosed copy of this letter and return to the undersigned.


                                            Very truly yours,

                                            REXALL SUNDOWN, INC.



                                            By:      /s/ CHRISTIAN NAST
                                                     --------------------------
                                                     Christian Nast, President

AGREED TO AND ACCEPTED
this 1st day of September, 1997.


/s/ RICHARD WERBER
--------------------------------
Richard Werber